                                                                Exhibit 7

Part I - Application to New England Mutual Life Insurance Company for a Variable Annuity

(Type A)  __ Flexible Payment Deferred
(Type B)  __ Single Purchase Payment Deferred
(Type C)  __ Single Purchase Payment Immediate

On the Life of  ________________________________________________
                (Print name of Annuitant clearly as it should
                            appear in the contract)

                                                           Social Security No.

                                                           ________________

1.   Residence Address

     (Street and Number)        (City)            (State and Zip Code)

________________________________________________________________________________
2.   Business Address

     (Street and Number)        (City)            (State and Zip Code)

________________________________________________________________________________
3.   Place of Birth

(City) (State or Country)

________________________________
4.   Citizen of

________________________________

5.   Marital Status
     __ Married
     __ Single
     __ Widowed
     __ Divorced
     __ Separated

6.   Date of Birth

     (Month) (Day) (Year)

     __________________

     (In Printed form this application will appear entirely on one sheet)
     --------------------------------------------------------------------

7.   Sex
     __  Male
     __  Female

8. Is this variable annuity contract intended to replace, or result in the change of, any mutual fund shares or any existing insurance policy or annuity contract in this or any other company? (If YES, give details in separate memo, including name of company)
     __  YES  __  NO

9.   Basis of Variable Annuity Plan
     __ Tax-Deferred Annuity for 501(c)(3) Organization
     __ Tax-Deferred Annuity for Public School System
     __ H.R.10 (Keogh Act)
     __ Qualified Corporate Pension or Profit Sharing Plan
     __ Non-Qualified Corporate Pension or Profit Sharing Plan
     __ None of the above

10. Frequency of notices of purchase payment to be paid to Company (Complete for Type A) __ Annual __ Semi-Annual __ Quarterly __ Monthly
     __  Other   (specify)

11.  Amount
     __ Amount to be paid to the Company according to the frequency specified in Item No. 10 (purchase payment including any applicable state premium tax plus premiums for any supplemental agreements applied for) $ ________ (Type A)
     __ Single Purchase Payment (including any applicable state premium tax) $________ (Type B or C)

12.  Maturity Date (Type A or B) or date of first payment to Annuitant (Type C)

     ___________________________________

13.  Variable Payment Option   (To Annuitant)
     __ Life Income, Non-Refund
     __ Life Income, ___ Years Certain (specify 10 or 20)
     __ Life Income, Certain Period of number of months equal to net amount applied under this option divided by amount of first monthly payment
     __ Joint Income (specify only if Type C) with
        __ Two-thirds income to survivor, Non-Refund
        __ Full income to survivor, Non-Refund
        __ Full income to survivor, 10 Years Certain

     NOTE: Payments to Annuitant to be monthly with an assumed interest rate of 3 1/2%, unless otherwise specified in Item No. 20. For Type A or B, Variable Payment Option to be Life Income, 10 Years Certain, unless otherwise specified above.

14.  Address for Payments to Annuitant (Complete for Type C only)
     __ Annuitant at residence   __ Annuitant at business

15.  Secondary Annuitant
     (Complete only for Type C with a Joint Variable Payment Option)
     Name                       Relationship to Primary Annuitant

     (Print name clearly as it should appear in the contract)

Date of Birth              Sex              Social Security Number

__________________         ____             ______________________
(Month) (Day) (Year)

16.  Disability benefit supplemental agreement (available for Type A only)

     __ Check if desired and answer questions below with respect to Annuitant:

     a. Are any other negotiations for disability insurance pending or contemplated? (If YES, give details in separate memo) __ YES __ NO

     b. Does Annuitant plan any travel or residence outside U.S.A.? (If YES, give details in separate memo) __ YES __ NO

     c. Has Annuitant within 5 years participated in scuba-diving, skydiving, any form of motor racing, or any other hazardous avocations, or does he plan to take part in such activities? (If YES, complete Avocation Questionnaire) __ YES __ NO

     d.   Occupation (be explicit)

17.  Beneficiary (Do not complete for Type C with a Non-Refund Payment Option)
     Name                               Relationship to Annuitant
     (1)      Primary
     (2)      Secondary

     __       Issue-with "Provision for Issue" of each deceased
              Class ______________ beneficiary. This provision
                    (Insert 1 or 2)
              will be effective only if the box is checked.

18.  Is Annuitant to own the contract?  __  YES __  NO
     If NO, complete for owner:
     Name                                       Social Security or
                                                 Employer Ident. No.

                                                _______________________
     Address


                (Street and Number) (City) (State and Zip Code)

        _______________________________________________________________


19.  Address for purchase payment notices. (Complete for Type A only)
     __  Annuitant at residence   __  Annuitant at business  __  Owner
     __  Other (Give name and address)

20.  Special Requests

21.  Reserve for Home Office Use for Additions and Amendments

22. Amount paid with this application $ ________________ (Including premium for any supplemental agreements applied for)

The undersigned agree as follows: (1) the foregoing information is true and complete and is correctly recorded to our best knowledge and belief; (2) this application, including Part II if required (in which event the date of this application shall be the latest of Part I and Part II of the Application and the Report of the Medical Examiner), a copy of which shall be attached to the contract when issued, shall become a part of any contract issued hereunder; (3) acceptance of the contract shall constitute ratification of any and all changes noted by the Company under "Additions and Amendments", except that, in those jurisdictions where written consent is required by statute or regulation, no change shall be made as to type of annuity, amount, benefits or rate classification unless agreed to in writing by the undersigned; (4) the variable annuity contract including all supplemental agreements applied for shall take effect on the latest of the date of this application, the date the initial purchase payment and the initial premium for any such supplemental agreements are paid, and such date of issue as may be requested, provided that as of the date of this application the contract including all supplemental agreements can be issued as applied for according to the underwriting rules of the Company and provided with respect to any such supplemental agreements involving an insurance risk that as of the date of such payment there has been no change in the insurability of the Annuitant since the date of this application; (5) the initial purchase payment shall be credited as of the latest of the date of receipt thereof at the Home Office, the date this application is approved by the Home Office, and such date of issue as may be requested.

IT IS UNDERSTOOD THAT ANNUITY PAYMENTS AND ANY OTHER VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON THE INVESTMENT PERFORMANCE OF A SEPARATE INVESTMENT ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

I acknowledge receipt of a prospectus dated _____________________ offering the variable annuity contract applied for.

Signed at  ____________________________ Date  ________    19___
                  (City and State)

Agent    _______________________________________________

_____________________________________________________  Annuitant
         Sign name in full
_____________________________________________________  Applicant
         Sign name in full (If other than Annuitant)


                           RECEIPT - DO NOT DESTROY

RECEIVED ______________________ dollars in connection with an application to New England Mutual Life Insurance Company for a variable annuity contract on the life of ____________________________________.

The Company will refund the amount of this receipt if (1) the applicant so requests before the issuance of the contract; or (2) outstanding requirements prevent the Company from completing its underwriting within 60 days of the date of the application; or (3) the application is declined by the Company.

                   NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY

Countersigned _________________    19__


_______________________             ____________________________
Agent                               Secretary

VARIABLE ANNUITY SUITABILITY QUESTIONNAIRE

Agents and brokers are required by the regulatory authorities to make inquiries relating to the financial condition and retirement resources of annuitants under variable annuity contracts in order that the Company may make an informed judgment as to the suitability for a particular annuitant of the variable annuity applied for.
These questions are to be answered by the Annuitant only.

1.   Assets:
     Stocks, Mutual Funds, etc.                           $
     Cash, Bonds, Savings                                 $
     Variable annuity cash values                         $
     Fixed annuity and life insurance cash
     values                                               $
     Homes, Other Real Estate                             $
     Other                                                $

2.   Amount of Life Insurance:                            $

3.   Earned Annual Income:                                $

4.   Other annual income (including income of dependents):

     $           Source:
     $           Source:
     $           Source:

5.   Liabilities:

     Mortgage          $
     Bank Loans        $
     Other             $

6.   Dependents:
     Age               Relationship

7.   Purpose of variable annuity contract applied for:

     __   Retirement Income
     __   Other (specify)

8. Is the variable annuity contract to be purchased by proceeds of an insurance policy or annuity contract? (If YES, give details in separate memo) __ YES __ NO

9.   Retirement Income:

     Monthly fixed dollar income at retirement (including Social Security, employee pensions, annuities, permanent life insurance): $_______________

     Total yearly purchase payments for any variable annuities (excluding contract applied for under this application): $__________________

10. Is the Applicant employed by or associated with a member of the National Association of Securities Dealers, Inc. (NASD) __ YES __ NO

11.  Remarks:



EVIDENCE OF DATE OF BIRTH

No payment will be made under payment options involving life contingencies until satisfactory evidence of date of birth of the payee(s) has been provided. The best time to obtain such evidence is when the application is taken. Single payment immediate contracts (Type C) will not be issued without such evidence.

The following items, listed in order of preference, may be presented as evidence of date of birth. Indicate enclosures for the Annuitant in column (1) and for the Secondary Annuitant, if any, in column (2).

(1)   (2)
___   ___   A certificate of birth recorded within one year of birth.
___   ___   A certificate of infant baptism recorded within one year of birth.
Special Affidavit Form UND-55 and one of the following:
                              ---
___   ___   A certificate of birth recorded later than one year after birth.
___   ___   A certificate of infant baptism recorded later than one year after birth.
___   ___   A certified copy of the page of the family register or birth which is frequently kept in the family Bible.
___   ___   A school record made at an early age.
___   ___   A confirmation record.
___   ___   A naturalization record.
___   ___   A passport at least five years old.
___   ___   A military or naval discharge paper.
___   ___   A life insurance record under a policy issued at least five years ago.
___   ___   Where none of the foregoing are available, an old record or an affidavit from an older member of the immediate family.


AGENT'S CERTIFICATE

1.   Expected Purchase Payments:

First taxable year         $_____________
Subsequent taxable years   $_____________

2. Annuitant's annual salary from "qualified" employer (after any salary reduction agreement) $______________

3. Total employer contributions to TSA or other retirement plans excludable from employee's gross income:

     Current year      $__________
     Prior years       $__________

4.   If tax deferred annuity for public school system or 501(c)(3) organization:
     Date Hired  ____________________
     Expected Retirement Date  ___________________
     Maximum Level Annual Exclusion Allowance, if known:  $_______________

5. Does Annuitant appear to be in good health and to be mentally competent? (If NO, give details in separate memo) __ YES __ NO

6. Do you have knowledge or reason to believe that replacement of any security or any existing insurance or annuity may be involved? __ YES __ NO

7.   Sale resulted from
     __      NEL Policyholder
     __      Referred Lead
     __      Direct Mail Reply
     __      Other (specify)

8.   Education
     __ High School
     __ Attended College
     __ College Graduate
     __ Graduate School

9.   Mortgage on Home?
     __ YES
     __ NO
     __ Renter

10.  Occupation (Be specific)

11.  County of Residence

12. Are you licensed to sell variable annuities in the state in which this application was written?

     ___ Through NELESCO
     ___ Through Other Broker-Dealer (Complete the following)


     ___________________________        _________________________________
     Name of Broker-Dealer              Signature of Registered Principal




I certify that a prospectus was delivered and that no written sales materials were used in connection with the solicitation of this application other than those furnished by NELESCO.


     _____________              ____________________________
          Date                       Signature of Agent

Accepted for the Company at the Home Office

By:  __________________    Date:  __________



                         AGENT'S IDENTIFICATION PLATE

Primary Agent's Name                Agent's Code Number             %
                                                           _________

Agency Code No.            Agent's Classif.          Non-Med. Priv.

                           Date of Contract    Type of Contract

                                                                    %
                                                           _________

Other Agents (if any)
                                                                    %
                                                           _________


If not a N.E.L. agent, please distinguish under Agent's Classification between broker and agent of other company using Code 4 for broker and Code 5 for A.O.C.

                                                                  Exhibit 7

Part I - Application to New England Mutual Life Insurance Company for a Variable Annuity

(Type A)  __ Flexible Payment Deferred
(Type B)  __ Single Purchase Payment Deferred
(Type C)  __ Single Purchase Payment Immediate

On the Life of ________________________________________________
                 (Print name of Annuitant clearly as it should
                  appear in the contract)

                                                           Social Security No.

                                                           ___________________

1.     Residence Address

       (Street and Number)                (City)         (State and Zip Code)

________________________________________________________________________________
2.     Business Address

       (Street and Number)                (City)         (State and Zip Code)

________________________________________________________________________________

3.     Place of Birth

(City) (State or Country)

_____________________________________________

4.     Citizen of

_____________________________________________

5.     Marital Status
       __ Married
       __ Single
       __ Widowed
       __ Divorced
       __ Separated

6.     Date of Birth

       (Month) (Day) (Year)

       ______________________________

     (In printed form this application will appear entirely on one sheet)
     --------------------------------------------------------------------

7.      Sex
        __ Male
        __ Female

8. Is this variable annuity contract intended to replace, or result in the change of, any mutual fund shares or any existing insurance policy or annuity contract in this or any other company? (If YES, give details in separate memo, including name of company)
        __ YES  __ NO

9.     Basis of Variable Annuity Plan
       __ Tax-Deferred Annuity for 501(c)(3) Organization
       __ Tax-Deferred Annuity for Public School System
       __ H.R.10 (Keogh Act)
       __ Qualified Corporate Pension or Profit Sharing Plan
       __ Non-Qualified Corporate Pension or Profit Sharing Plan
       __ None of the above

10. Frequency of notices of purchase payment to be paid to Company (Complete for Type A)
       __ Annual        __ Semi-Annual  __ Quarterly     __ Monthly
       __ Other (specify)

11.    Amount
       __ Amount to be paid to the Company according to the frequency specified in Item No. 10 (purchase payment including any applicable state premium tax plus premiums for any supplemental agreements applied for)
            $  ________  (Type A)
       __ Single Purchase Payment (including any applicable state premium tax) $________ (Type B or C)

12.    Maturity Date (Type A or B) or date of first payment to Annuitant
       (Type C)

       ____________________________________

13.    Variable Payment Option (To Annuitant)
       __ Life Income, Non-Refund
       __ Life Income, ___ Years Certain (specify 10 or 20)
       __ Life Income, Certain Period of number of months equal to net amount applied under this option divided by amount of first monthly payment
       __ Joint Income (specify only if Type C) with
          __ Two-thirds income to survivor, Non-Refund
          __ Full income to survivor, Non-Refund
          __ Full income to survivor, 10 Years Certain

       NOTE: Payments to Annuitant to be monthly with an assumed interest rate of 3 1/2%, unless otherwise specified in Item No. 20. For Type A or B, Variable Payment Option to be Life Income, 10 Years Certain, unless otherwise specified above.

14.    Address for Payments to Annuitant (Complete for Type C only)
       __ Annuitant at residence         __ Annuitant at business

15.    Secondary Annuitant
       (Complete only for Type C with a Joint Variable Payment Option)
       Name                       Relationship to Primary Annuitant

       (Print name clearly as it should appear in the contract)

Date of Birth                       Sex              Social Security Number

____________________                ____             ______________________
(Month) (Day) (Year)

16.    Disability benefit supplemental agreement (available for Type A only)
       __ Check if desired and answer questions below with respect to Annuitant:

       a. Are any other negotiations for disability insurance pending or contemplated?
            (If YES, give details in separate memo) __ YES __ NO

       b. Does Annuitant plan any travel or residence outside U.S.A.? (If YES, give details in separate memo) __ YES __ NO

       c. Has Annuitant within 5 years participated in scuba-diving, skydiving, any form of motor racing, or any other hazardous avocations, or does he plan to take part in such activities? (If YES, complete Avocation Questionnaire) __ YES __ NO

       d.   Occupation (be explicit)

17.    Beneficiary (Do not complete for Type C with a Non-Refund Payment Option)

                          Name                      Relationship to Annuitant


       (1)  Primary
       (2)  Secondary

       __   Issue-with "Provision for Issue" of each deceased
            Class  _______________ beneficiary.  This provision
                   (Insert 1 or 2)
            will be effective only if the box is checked.

18.    Is Annuitant to own the contract?  __ YES __ NO
       If NO, complete for owner:
       Name                                        Social Security or
                                                    Employer Ident. No.

       Address                                     ____________________________


                (Street and Number) (City) (State and Zip Code)

         ____________________________________________________________

19.    Address for purchase payment notices.  (Complete for Type A only)

       __   Annuitant at residence   __  Annuitant at business  __ Owner
       __   Other (Give name and address)

20.    Special Requests

21.    Reserve for Home Office Use for Additions and Amendments

22.    Amount paid with this application  $ ________________
       (Including premium for any supplemental agreements applied for)

The undersigned agree as follows: (1) the foregoing information is true and complete and is correctly recorded to our best knowledge and belief; (2) this application, including Part II if required (in which event the date of this application shall be the latest of Part I and Part II of the Application and the Report of the Medical Examiner), a copy of which shall be attached to the contract when issued, shall become a part of any contract issued hereunder; (3) acceptance of the contract shall constitute ratification of any and all changes noted by the Company under "Additions and Amendments", except that, in those jurisdictions where written consent is required by statute or regulation, no change shall be made as to type of annuity, amount, benefits or rate classification unless agreed to in writing by the undersigned; (4) the variable annuity contract including all supplemental agreements applied for shall take effect on the latest of the date of this application, the date the initial purchase payment and the initial premium for any such supplemental agreements are paid, and such date of issue as may be requested, provided that as of the date of this application the contract including all supplemental agreements can be issued as applied for according to the underwriting rules of the Company and provided with respect to any such supplemental agreements involving an insurance risk that as of the date of such payment there has been no change in the insurability of the Annuitant since the date of this application; (5) the initial purchase payment shall be credited as of the latest of the date of receipt thereof at the Home Office, the date this application is approved by the Home Office, and such date of issue as may be requested.

IT IS UNDERSTOOD THAT ANNUITY PAYMENTS AND ANY OTHER VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON THE INVESTMENT PERFORMANCE OF A SEPARATE INVESTMENT ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

I acknowledge receipt of a prospectus dated _____________________ offering the variable annuity contract applied for.

Signed at  ____________________________ Date  ________        19___
                 (City and State)

Agent    _______________________________________________


_______________________________________________  Annuitant
      Sign name in full

_______________________________________________  Applicant
      Sign name in full (If other than Annuitant)




                           RECEIPT - DO NOT DESTROY

RECEIVED ______________________ dollars in connection with an application to New England Mutual Life Insurance Company for a variable annuity contract on the life of ____________________________________.


                   NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY


Countersigned _________________    19__


___________________________                 ___________________________
Agent                                       Secretary

VARIABLE ANNUITY SUITABILITY QUESTIONNAIRE

Agents and brokers are required by the regulatory authorities to make inquiries relating to the financial condition and retirement resources of annuitants under variable annuity contracts in order that the Company may make an informed judgment as to the suitability for a particular annuitant of the variable annuity applied for.
These questions are to be answered by the Annuitant only.

1.     Assets:
       Stocks, Mutual Funds, etc.                           $
       Cash, Bonds, Savings                                 $
       Variable annuity cash values                         $
       Fixed annuity and life insurance cash
       values                                               $
       Homes, Other Real Estate                             $
       Other                                                $

2.     Amount of Life Insurance:                            $

3.     Earned Annual Income:                                $

4.     Other annual income (including income of dependents):

       $         Source:
       $         Source:
       $         Source:

5.     Liabilities:

       Mortgage          $
       Bank Loans        $
       Other             $

6.     Dependents:
       Age               Relationship

7.     Purpose of variable annuity contract applied for:

       __   Retirement Income
       __   Other (specify)

8. Is the variable annuity contract to be purchased by proceeds of an insurance policy or annuity contract? (If YES, give details in separate memo) __ YES __ NO

9.     Retirement Income:

       Monthly fixed dollar income at retirement (including Social Security, employee pensions, annuities, permanent life insurance): $ ______________

       Total yearly purchase payments for any variable annuities (excluding contract applied for under this application): ): $ ___________________

10. Is the Applicant employed by or associated with a member of the National Association of Securities Dealers, Inc. (NASD) __ YES __ NO

11.    Remarks:



EVIDENCE OF DATE OF BIRTH

No payment will be made under payment options involving life contingencies until satisfactory evidence of date of birth of the payee(s) has been provided. The best time to obtain such evidence is when the application is taken. Single payment immediate contracts (Type C) will not be issued without such evidence.

The following items, listed in order of preference, may be presented as evidence of date of birth. Indicate enclosures for the Annuitant in column (1) and for the Secondary Annuitant, if any, in column (2).

(1)  (2)
__   __   A certificate of birth recorded within one year of birth.
__   __   A certificate of infant baptism recorded within one year of birth.
Special Affidavit Form UND-55 and one of the following:
                              ---
__   __   A certificate of birth recorded later than one year after birth.
__   __   A certificate of infant baptism recorded later than one year after birth.
__   __   A certified copy of the page of the family register or birth which is frequently kept in the family Bible.
__   __   A school record made at an early age.
__   __   A confirmation record.
__   __   A naturalization record.
__   __   A passport at least five years old.
__   __   A military or naval discharge paper.
__   __   A life insurance record under a policy issued at least five years ago.
__   __   Where none of the foregoing are available, an old record or an affidavit from an older member of the immediate family.


AGENT'S CERTIFICATE

1.   Expected Purchase Payments:

First taxable year         $_____________
Subsequent taxable years   $_____________

2. Annuitant's annual salary from "qualified" employer (after any salary reduction agreement) $_________

3. Total employer contributions to TSA or other retirement plans excludable from employee's gross income:

       Current year      $_____________
       Prior years       $_____________

4. If tax deferred annuity for public school system or 501(c)(3) organization:
       Date Hired  ____________________
       Expected Retirement Date  ___________________
       Maximum Level Annual Exclusion Allowance, if known:  $_______________

5. Does Annuitant appear to be in good health and to be mentally competent? (If NO, give details in separate memo) __ YES __ NO

6. Do you have knowledge or reason to believe that replacement of any security or any existing insurance or annuity may be involved?
       __ YES __ NO

7.     Sale resulted from
       __   NEL Policyholder
       __   Referred Lead
       __   Direct Mail Reply
       __   Other (specify)

8.     Education
       __  High School
       __  Attended College
       __  College Graduate
       __  Graduate School

9.     Mortgage on Home?
       __  YES
       __  NO
       __  Renter

10.    Occupation (Be specific)

11.    County of Residence

12. Are you licensed to sell variable annuities in the state in which this application was written?
       __  Through NELESCO
       __  Through Other Broker-Dealer (Complete the following)


_____________________      _________________________________
Name of Broker-Dealer      Signature of Registered Principal





I certify that a prospectus was delivered and that no written sales materials were used in connection with the solicitation of this application other than those furnished by NELESCO.

         _________________                  ___________________________________
               Date                                  Signature of Agent

Accepted for the Company at the Home Office

By:  _________________________              Date:  _____________



                          AGENT'S IDENTIFICATION PLATE

Primary Agent's Name                Agent's Code Number
                                                           _________%

Agency Code No.   Agent's Classif.          Non-Med. Priv.

                                    Date of Contract    Type of Contract

                                                           _________%

Other Agents (if any)

                                                           _________%


If not a N.E.L. agent, please distinguish under Agent's Classification between broker and agent of other company using Code 4 for broker and Code 5 for A.O.C.

                                                                      Exhibit 7

Part I - Application to New England Mutual Life Insurance Company for a Variable Annuity

(Type A)  __ Flexible Payment Deferred
(Type B)  __ Single Purchase Payment Deferred
(Type C)  __ Single Purchase Payment Immediate

On the Life of ________________________________________________
               (Print name of Annuitant clearly as it should appear in the contract)

                                                          Social Security No.

                                                          ________________

1.     Residence Address

       (Street and Number)                (City)            (State and Zip Code)

________________________________________________________________________________
2.     Business Address

       (Street and Number)                (City)            (State and Zip Code)

________________________________________________________________________________
3.     Place of Birth

(City) (State or Country)

________________________________

4.     Citizen of

________________________________

5.   Marital Status
     __ Married
     __ Single
     __ Widowed
     __ Divorced
     __ Separated

6.   Date of Birth

     (Month) (Day) (Year)

     __________________

7.   Sex
     __ Male
     __ Female

8. Is this variable annuity contract to replace any existing insurance policy or annuity contract in this or any other company? (If YES, give name of company)

         __  YES  __  NO

9. Is this Variable Annuity Contract to be purchased by proceeds of insurance in this or any other Company? (If YES, give name of company)
         YES  ____  NO  _____

10.  Basis of Variable Annuity Plan
     __ Tax-Deferred Annuity for 501(c)(3) Organization
     __ Tax-Deferred Annuity for Public School System
     __ H.R.10 (Keogh Act)
     __ Qualified Corporate Pension
     __ Non-Qualified Corporate Pension
     __ None of the above

11.  Is Contract to be made non-transferable except to N.E. Life?

                              ___Yes     ___NO

12.  Amount of purchase payments to Company (excluding rider premiums)
           Normal Annual Contribution _____________(Type A)
           Single Payment ______________________(Type B or C)

13.  Frequency of purchase payment notices (Complete for Type A)
     __ Annual  __ Semi-Annual __ Quarterly __ Monthly
     __ Other (Specify)

14.  Date of First Payment to Annuitant (Type C) or Maturity Date (Type A or B)

     _______________________

15.  Variable Payment Option (To Annuitant)
     __ Life Income, Non-Refund
     __ Life Income, ___ Years Certain
     __ Life Income, Certain Period of number of months equal to net amount applied under this option divided by amount of first monthly payment
     __ Joint Income (specify only if Type C) with
        __ Two-thirds income to survivor, Non-Refund
        __ Full income to survivor, Non-Refund
        __ Full income to survivor, 10 Years Certain
        __ Other (Specify)

16. Frequency of payments to Annuitant to be monthly and Assumed Interest Rate to be 3 1/2% unless otherwise specified in Item No. 23.

17.  Secondary Annuitant
     (Complete only for Type C with a Joint Variable Payment Option)
              Name

     ___________________________________________________________
     (Print name clearly as it should appear in the contract)

Date of Birth              Sex              Social Security Number

__________________         ____             ___________________
(Month) (Day) (Year)

18.  Disability waiver (available for Type A only)
     __ Check if desired and answer questions below:

     a.   Occupation (be explicit)

     b. Are any other negotiations for disability pending or contemplated? (If YES, give details in separate memo) __ YES __ NO

     c. Does proposed Annuitant plan any travel or residence outside U.S.A.? (If YES, give details in separate memo) __ YES __ NO

     d. Has proposed Annuitant within 5 years participated in scuba-diving, skindiving, any form of motor racing, or any other hazardous avocations, or does he plan to take part in such activities? (If YES, complete Avocation Questionnaire) ___ YES ___ NO

19. Beneficiary (Do not complete for Type C with a Non-Refund Variable Payment Option)
                            Name              Relationship to Annuitant

     (1)  Primary:
     (2)  Secondary:

     __   Issue-with "Provision for Issue" of each deceased
          Class  ______________ beneficiary.  This provision
                 (Insert 1or 2)
          will be effective only if the box is checked.

20.  Is Annuitant to own the contract? __ YES __ NO
     If not, complete for owner:

         Name                                     Social Security or
                                                  Employer Ident. No.
         Address
                                                  _____________________

                (Street and Number) (City) (State and Zip Code)

          __________________________________________________________

21.  Address for purchase payment notices.  (Complete for Type A only)

     __  Annuitant at residence     __  Annuitant at business  __  Owner
     __  Other (Give name and address)

22.  Address for annuity payments (Complete for Type C only)
     __ Annuitant at Residence           ___ Annuitant at Business

23.  Special Requests



24.  Reserve for Home Office Use for Additions and Amendments

25.  $ _______________ paid Agent on ____________________
                                             Date

The foregoing information is true and complete and is correctly recorded to the best knowledge and belief of the applicant(s). It is hereby agreed that this application, including all Parts II if required, a copy of which shall be attached to the contract when issued, shall become part of any contract issued hereunder; that acceptance of the contract shall constitute ratification of any and all changes noted by the Company under "Additions and Amendments," except that, in those jurisdictions where written consent is required by statute or insurance department regulation, no change shall be made as to type of annuity, amount, benefit or rate classification unless agreed to in writing by the applicant(s); that the variable annuity and any rider applied for shall take effect only upon payment of the first purchase payment and the premium for any such rider and provided that at the time of such payment this application has been approved by the Company at its Home Office and, provided that, if any rider is applied for, there has been no change in the insurability of the annuitant since the date hereof.

It is understood that all payments and values provided by the contract, when based on the investment performance of a separate investment account, are variable and are not guaranteed as to dollar amount

I acknowledge receipt of a prospectus dated _____________________ for an Individual variable annuity contract.


Signed at ____________________________    ___________________________  Annuitant
                (City and State)                 Sign name in full

Date  ________________________   ______________________________   Applicant
                                       Sign name in full          (If other than
                                                                  Annuitant)

Variable Annuity Suitability Questionnaire

Agents and brokers are required to make inquiries relative to the financial condition and retirement resources of annuitants who purchase variable annuity contracts in order that the Company may make an informed judgment as to the suitability of the variable annuity for each Annuitant. Annuitants are urged to supply such information, but they are not required to do so. Those who do not choose to answer such inquiries must sign item 10 below.


1.   Other family members or dependents
              Relationship              Date of Birth
     Name

2.   Annuitant's Annual Earned Income

3.   Annuitant's other income (amount and source)

4.   Assets (show total dollar amounts):
              __ Checking or Savings Acct.
              __ Amount of Life Insurance
              __ Savings Bonds
              __ Stocks
              __ Car
              __ Home

5.   Total Debts

6.   Income of other family members (Describe)

7.   Is Annuitant eligible for federal social security retirement benefits?

     __ YES __ NO

8. Other retirement resources (include annuities, permanent life insurance and pensions)

9.   Remarks



10. I understand that the agent is required to make inquiries in order that the company may make an informed judgment as to the suitability of the variable annuity as a medium for investment for retirement purposes. However, I do not wish to answer such inquiries.

     ________________           ___________________________
          (Date)                  (Signature of Annuitant)


Agent's Certificate

1.   Does Annuitant appear to be in good health and to be mentally competent?
     (If No, give details in separate memo)                   __ YES __ NO

2. Is this annuity contract to replace any existing insurance policy or annuity contract? If Yes, give details in separate memo) __ YES __ NO

3. Are you licensed to sell variable annuities in the state in which this application was written?

     __ Through NELESCO
     __ Other Broker-Dealer (Complete the following)

_____________________      ____________________________________
Name of Broker-Dealer      Signature of Registered Principal

4.   Sale resulted from
     __    NEL Policyholder
     __    Referred Lead
     __    Direct Mail Reply
     __    Other (specify)

5.   Education
     __ High School
     __ Attended College
     __ College Graduate
     __ Graduate School

6.   Mortgage on Home?
     __ YES
     __ NO
     __ Renter

7.   Occupation (Be specific)

8.   County of Residence

     _____________  _______________


9. I certify that a prospectus was delivered and that no written sales materials were used in connection with the solicitation of this application other than those furnished by New England Life.


     _________________                  ___________________________________
           Date                                  Signature of Agent

Accepted for the Company at the Home Office

By:  _________________________              Date:  _____________



EVIDENCE OF DATE OF BIRTH

No payment will be made under payment options involving life contingencies until satisfactory evidence of date of birth of the payee(s) has been provided. The best time to obtain such evidence is when the application is taken. Single payment immediate contracts (Type C) will not be issued without such evidence.

The following items, listed in order of preference, may be presented as evidence of date of birth. Indicate enclosures for the Annuitant in column (1) and for the Secondary Annuitant (shown in Item No. 17 of the Application) in column (2).

(1)  (2)
__   __    A certificate of birth recorded within one year of birth.
__   __    A certificate of infant baptism recorded within one year of birth.
Special Affidavit Form UND-55 and one of the following:
                              ---
__   __    A certificate of birth recorded later than one year after birth.
__   __    A certificate of infant baptism recorded later than one year after birth.
__   __    A certified copy of the page of the family register of birth which is frequently kept in the family Bible.
__   __    A school record made at an early age.
__   __    A confirmation record.

__   __    A naturalization record.
__   __    A passport at least five years old.
__   __    A military or naval discharge paper.
__   __    A life insurance record under a policy issued at least five years ago.
__   __    Where none of the foregoing are available, an old record or an affidavit from an older member of the immediate family.


                         AGENT'S IDENTIFICATION PLATE

Primary Agent's Name                Agent's Code Number

                                                       _________%

                                                    Date of     Type of
Agency Code No.  Agent's Classif.  Non-Med. Priv.   Contract    Contract


                                                       _________%

Other Agents (if any)

                                                       _________%


If not a N.E.L. agent, please distinguish under Agent's Classification between broker and agent of other company using Code 4 for broker and Code 5 for A.O.C.


u:\APPVAF-4.doc